Exhibit 10.4

Execution Version

AMENDMENT NO. 8 TO TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 8 TO TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of November 18, 2019, is entered into among SAExploration Holdings, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, and the Lenders party hereto, and amends that certain Term Loan and Security Agreement dated as of June 29, 2016, entered into among the Borrower, the Guarantors party thereto, the Lenders party thereto, and Delaware Trust Company, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) (as amended, modified, supplemented and in effect on the date hereof, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Agreement in accordance with Section 15.1 of the Agreement as provided herein;

WHEREAS, the Lenders party hereto constituting the “Required Lenders” have agreed to consent to amend the Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, to comply with the provisions of the Agreement and in consideration of the above premises, the parties covenant and agree as follows:

1. Amendment. The following defined term in Schedule 1.1a to the Agreement is hereby amended and restated as follows:

“Permitted Purchase Money Indebtedness” means, as of any date of determination, (i) Purchase Money Indebtedness of SAExploration, Inc., in an aggregate principal amount outstanding at any one time not in excess of $9,973,760.00 (less any principal repayments made in respect thereof), evidenced by that certain Secured Promissory Note, dated on or about November 18, 2019, by SAExploration, Inc. and made payable to GTC, Inc. (together with its successors and assigns and subsequent holders), entered into in connection with the purchase by SAExploration, Inc. of a 30,000 single channel GCL system and related equipment, and (ii) other Purchase Money Indebtedness incurred after the Original Closing Date in an aggregate principal amount outstanding at any one time not in excess of $1,000,000.

2. Conditions Precedent. This Amendment shall become effective immediately on the date (the “Amendment No. 8 Effective Date”) on which each of the following has occurred:

(a)	this Amendment shall have been duly executed by the Borrower, the Guarantors, and Lenders constituting the Required Lenders; and

(b)

the Loan Parties shall have paid or caused to be paid the reasonable and documented fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP as counsel to the Lenders party hereto, as invoiced on or before the date hereof.

3. Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that entry into this Amendment is permitted under the Agreement, and is not prohibited by the terms of the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).

4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

5. Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment. This Amendment is a Loan Document.

6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

8. Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment, and the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

9. Reaffirmation. Each of the Loan Parties hereby (i) acknowledges and agrees that all of its pledges, grants of securities interests and Liens and other obligations under the Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Agent for the benefit of the Secured Parties, and (y) the guarantees (including the Guaranty) made by it pursuant to the Agreement, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guarantees of the Guarantors contained in the Agreement and the other Loan Documents are, and shall remain, in full force and effect on and after the Amendment No. 8 Effective Date. Except as specifically modified herein, the Loan Documents and the Obligations are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

10. Release. The Borrower and the Loan Parties (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Lenders party hereto and their respective Lender-Related Persons and Lender Affiliates (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Agreement, the other Loan Documents, this Amendment or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Loan Documents or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity with respect to the Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Chief Executive Officer

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

[Signature Page to Amendment No. 8 to Term Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Director

[Signature Page to Amendment No. 8 to Term Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 8 to Term Loan and Security Agreement]

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 8 to Term Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

JOHN PECORA

By:	/s/ John Pecora
John Pecora

[Signature Page to Amendment No. 8 to Term Loan and Security Agreement]